                        MODIFICATION AND WAIVER AGREEMENT


         Modification and Waiver Agreement (this "Agreement") made this 13th day of August 2002 by each of the parties identified on Schedule A ("Parties") and iBIZ Technology Corp., a Florida corporation ("IBIZ").

         WHEREAS, the Parties are holders of certain convertible debentures (as described on Schedule A )(the "Securities"), shares of common stock and common stock purchase warrants (as described on Schedule B) of IBIZ which were issued by IBIZ pursuant to subscription agreements and stock purchase agreements from and after October 2000 (collectively "Purchase Documents"); and

         WHEREAS, as investors ("New Investors") are contemplating purchasing secured convertible debentures of IBIZ in the aggregate of not less than $250,000 ("New Investment"), and it would be beneficial to IBIZ and the Parties for such purchase to be made.

         NOW THEREFORE, for good and valuable mutual consideration, the receipt of which is acknowledged and for the mutual promises herein contained, it is agreed:

         1. The Parties, each for itself, represent that the only convertible debt of IBIZ owned by them is set forth on Schedule A.

         2. The Parties, each for itself, represent that the only shares of common stock and common stock purchase warrants of IBIZ owned by them is set forth on Schedule B.

         3. The Parties, each for itself, represent that they do not own any other instruments convertible into equity of IBIZ or rights to acquire any of the foregoing, except for the convertible debt, common stock, and warrants set forth on Schedules A and B. The Parties agree that any security of IBIZ owned by them that is not listed on Schedules A and B will be surrendered to IBIZ for cancellation.

         4. The Parties agree that, upon execution of this Agreement and ending upon the earlier of (i) 12 months after the effectiveness of a registration statement covering the shares of IBIZ common stock issuable pursuant to the New Investment; or (ii) March 31, 2004, the Parties will not convey, hypothecate or otherwise engage in any transaction which will result in a change in the beneficial or record ownership of the Securities, including without limitation a voluntary or involuntary sale, assignment, transfer, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy (each a "Transfer"); notwithstanding the foregoing, the Parties will be permitted to convert the Securities into shares of common stock of IBIZ and exercise the warrants into shares of common stock of IBIZ and, subject to the limitations and restrictions of this Agreement, sell such shares. Any such Transfer or attempted Transfer in contravention of this Agreement shall be void and ineffective for any purpose and shall not confer on any transferee or purported transferee any rights whatsoever.

         5. Provided the New Investment occurs on or before September 15, 2002, except for the Events of Default listed on the attached Schedule C which may occur after the date of this Agreement, the Parties agree among themselves that they waive enforcement and collection of all defaults by IBIZ and accrued damages, penalties, claims, rights and remedies arising from such defaults which have occurred or accrued prior to the date hereof, or which may occur or accrue under the Purchase Documents upon execution of this Agreement and ending after the earlier of (i) 12 months after the effectiveness of a registration statement covering the shares of IBIZ common stock issuable pursuant to the New Investment; or (ii) March 31, 2004. Interest under the Securities will continue to accrue as of the date of the original issuance of the Securities.

         6. Nothwithstanding Section 7, IBIZ and the Parties agree that until IBIZ either effectuates an increase in its authorized capital stock or a reverse stock split of their outstanding shares of common stock (the "Transaction"), each Party shall not convert any of their Securities or Warrants into shares of IBIZ common stock. IBIZ covenants to file a preliminary proxy statement or information statement relating to the Transaction with the Commission on or before thirty days after the closing date of the New Investment ("Proxy Filing Date"). IBIZ further covenants to complete the Transaction no later than ninety days after the closing date of the New Investment ("Approval Date"). IBIZ 's failure to either (i) file the proxy on or before the Proxy Filing Date; or (ii) IBIZ's failure to obtain the Approval on or before the Approval Date shall be deemed an Approval Default.

         7. The Parties agree that, for a period commencing upon the completion of the Transaction and ending upon the the earlier of (i) 12 months after the effectiveness of a registration statement covering the shares of IBIZ common stock issuable pursuant to the New Investment; or (ii) March 31, 2004, the first four Parties listed on Schedule A will not sell on any given trading day more than 2.97% of that day's trading volume of common stock of IBIZ and Esquire Trade & Finance Inc. will not sell on any given trading day more than .34% of that day's trading volume, Celeste Trust Reg. will not sell on any given trading day more than .2% of that day's trading volume, Libra Finance SA will not sell on any given trading day more than .04% of that day's trading volume, and Alpha Capital Aktiengesellschaft will not sell on any given trading day more than .45% of that day's trading volume.

         8. The Parties agree that all of the proceeds received from the sale of common stock referenced in Section 4 above will be subtracted from principal first and then from interest.

         9. The Parties agree that all of their sales of IBIZ's common stock shall be made through a brokerage account that is approved by the New Investors which approval shall not be unreasonably with held.

         10. The Parties hereby agree and consent for the benefit of IBIZ that IBIZ is granted the following redemption right in relation to the convertible notes comprising the Securities: IBIZ will have the option, exercisable at any time, of redeeming the Securities by paying to the Parties a sum of money equal to a percentage of the principal amount of the Note ("Premium") together with accrued but unpaid interest thereon ("Redemption Amount") outstanding on the day notice of redemption ("Notice of Redemption") is given to a Party ("Redemption Date"). A Notice of Redemption may not be given in connection with any portion of convertible notes for which notice of conversion has been given by a Party at any time before receipt of a Notice of Redemption. The Redemption Amount must be paid in good funds to the Subscriber no later than the seventh (7th) business day after the Redemption Date ("Optional Redemption Payment Date"). In the event the Company fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void and the Company will thereafter have no further right to effect an Optional Redemption. The Premium shall be 105%.

         11. This Agreement shall supercede all prior modification and waiver agreements executed by and among the Parties and IBIZ.

         12. The signature of IBIZ and the Parties to this Agreement shall be an acknowledgement of the terms of this Agreement and a covenant not to take or suffer any action contrary to or inconsistent with the terms of this Agreement.

         13. The notice, venue and jurisdiction provisions contained in the Purchase Documents are incorporated herein and made a part hereof.

         14. This Agreement shall become null and void, if the New Investment is not completed by September 15, 2002 or upon an occurrence of an Approval Default.

         15. The New Investors are intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of such New Investors.

WHEREFORE, the Parties have signed this Agreement as of the date above written.

                                            IBIZ TECHNOLOGY CORP.


                                            By:_________________________________

LAURUS MASTER FUND LTD.                     THE KESHET FUND L.P.

By:__________________________________       BY:________________________________


KESHET L.P.                                 TALBIYA B. INVESTMENTS LTD.

By:________________________________         By:________________________________


ESQUIRE TRADE & FINANCE INC.                CELESTE TRUST REG.

By:________________________________         By:________________________________


ALPHA CAPITAL AKTIENGESELLSCHAFT            LIBRA FINANCE SA

By:________________________________         By:________________________________


                                                      SCHEDULE A
                                                      ----------

------------------------------------------------------- ----------------------------------------- -----------------------
PARTIES                                                 PRINCIPAL AMOUNT OF CONVERTIBLE NOTES     ISSUED ON OR ABOUT:
------------------------------------------------------- ----------------------------------------- -----------------------
LAURUS MASTER FUND LTD.                                 $34,723.00                                10/9/01
c/o Onshore Corporate Services Ltd.                     $25,000.00                                8/21/01
P.O. Box 1234 G.T.                                      $150,000.00                               7/31/01
Queensgate House, South Church Street                   $500,000.00                               4/26/01
Grand Cayman, Cayman Islands
Fax: 345-949-9877                                       The total aggregate balance as of
                                                        8/1/02 is $328,904
------------------------------------------------------- ----------------------------------------- -----------------------
THE KESHET FUND L.P.                                    $45,000.00                                1/15/02
135 West 50th Street, Suite 1700                        $325,000.00                               6/25/01
New York, NY 10020                                      $100,000.00                               12/20/00
Fax: 212-541-4434                                       $115,000.00                               10/30/00

                                                        The total aggregate balance as of
                                                        8/1/02 is $240,477
------------------------------------------------------- ----------------------------------------- -----------------------
KESHET L.P.                                             $50,000.00                                8/21/01
Ragnall House, 18 Peel Road                             $700,000.00                               12/20/00
Douglas, Isle of Man                                    $460,000.00                               10/30/00
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594                                 The total aggregate balance as of
                                                        8/1/02 is $1,013,325
------------------------------------------------------- ----------------------------------------- -----------------------
TALBIYA B. INVESTMENTS LTD.                             $125,000.00                               10/30/00
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594                                 The total aggregate balance as of
                                                        8/1/02 is $123,802
------------------------------------------------------- ----------------------------------------- -----------------------
ESQUIRE TRADE & FINANCE INC.                            $196,025.00                               From and/or after
Schutzengelstrasse 36                                                                             October, 2000
Baar, Switzerland CH6342
Fax: 041-7601031
------------------------------------------------------- ----------------------------------------- -----------------------
                                                        $110,075.00                               From and/or after
CELESTE TRUST REG.                                                                                October, 2000
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
------------------------------------------------------- ----------------------------------------- -----------------------

LIBRA FINANCE SA                                        $26,250
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
------------------------------------------------------- ----------------------------------------- -----------------------

ALPHA CAPITAL AKTIENGESELLSCHAFT                        $255,000                                  January 2002
Pradafant 7                                                                                       April 2002
9490 Furstentums
Vaduz, Lichenstein
Fax: 011-42-32323196
------------------------------------------------------- ----------------------------------------- -----------------------


                                                      SCHEDULE B
                                                      ----------


------------------------------------------------------- ----------------------------------------- -----------------------
PARTIES                                                 NUMBER OF SHARES OF COMMON STOCK          NUMBER OF WARRANTS
------------------------------------------------------- ----------------------------------------- -----------------------
LAURUS MASTER FUND LTD.                                 0                                         1,000,000 (7/31/01)
c/o Onshore Corporate Services Ltd.                                                               350,000 (10/9/01)
P.O. Box 1234 G.T.                                                                                525,000 (8/21/01)
Queensgate House, South Church Street                                                             1,500,000 (4/26/01)
Grand Cayman, Cayman Islands
Fax: 345-949-9877
------------------------------------------------------- ----------------------------------------- -----------------------
THE KESHET FUND L.P.                                    0                                         1,500,000 (6/22/01)
135 West 50th Street, Suite 1700                                                                  500,000 (1/15/02)
New York, NY 10020
Fax: 212-541-4434
------------------------------------------------------- ----------------------------------------- -----------------------
KESHET L.P.                                             0                                         0
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594
------------------------------------------------------- ----------------------------------------- -----------------------
TALBIYA B. INVESTMENTS LTD.                             0                                         175,000 (10/30/00)
Ragnall House, 18 Peel Road                                                                       175,000 (10/30/00)
Douglas, Isle of Man                                                                              400,000 (12/20/00)
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594
------------------------------------------------------- ----------------------------------------- -----------------------
ESQUIRE TRADE & FINANCE INC.                            0                                         210,000 (7/31/01)
Schutzengelstrasse 36
Baar, Switzerland CH6342
Fax: 041-7601031
------------------------------------------------------- ----------------------------------------- -----------------------
                                                        0                                         270,000 (7/31/01)
CELESTE TRUST REG.
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
------------------------------------------------------- ----------------------------------------- -----------------------
                                                        0                                         150,000 (1/1/02)
LIBRA FINANCE SA
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
------------------------------------------------------- ----------------------------------------- -----------------------
                                                        2,459,704                                 5,000,000 (1/31/02)
ALPHA CAPITAL AKTIENGESELLSCHAFT                                                                  3,000,000 (4/25/02)
Pradafant 7
9490 Furstentums
Vaduz, Lichenstein
Fax: 011-42-32323196
------------------------------------------------------- ----------------------------------------- -----------------------

                                   SCHEDULE C
                                   ----------

                                EVENT OF DEFAULT

                  The occurrence of any of the following events of default shall, at the option of the Parties hereof, make all sums of principal and interest then remaining unpaid on the Securities and all other amounts payable pursuant to the Securities immediately due and payable:

         1. RECEIVER OR TRUSTEE. IBIZ shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

         2. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against IBIZ and if instituted against IBIZ are not dismissed within 45 days of initiation.

         3. FAILURE TO DELIVER COMMON STOCK OR REPLACEMENT NOTE. IBIZ's failure to deliver common stock to the Parties within 30 days after a conversion notice is delivered to the Parties.

         4. If at any time the Parties are unable to resell IBIZ's common stock pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act of 1933, as amended for a period of 45 days.

         5. JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against IBIZ or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.